Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
14. Subsequent Events

(a)	Dividend Payments on Series C and Series D Preferred Stock

On January 15, 2025, the Company declared and paid a quarterly cash dividend of $17.5 per share, or $404 in the aggregate, on the Company’s then outstanding 23,083 Series D Preferred Stock to Series D Preferred Stockholders of record date January 14, 2025, for the period from October 15, 2024 up to and including January 14, 2025.
On January 15, 2025, the Company also paid a quarterly cash dividend of $20.0 per share, or $177 in the aggregate, on its then outstanding 8,853 Series C Preferred Stock to Series C Preferred Stockholders of record date January 14, 2025, for the period from October 15, 2024, up to and including January 14, 2025.

On April 15, 2025, the Company declared and paid a quarterly cash dividend of $117.5 per share, or $404 in the aggregate, on the Company’s then outstanding 23,083 Series D Preferred Stock to Series D Preferred Stockholders of record date April 14, 2025, for the period from January 15, 2025, up to and including April 14, 2025.

On April 15, 2025, the Company also paid a quarterly cash dividend of $20.0 per share, or $202 in the aggregate, on (i) its then outstanding 8,853 Series C Preferred Stock for the period from January 15, 2025, up to and including April 14, 2025, and (ii) the 3,332 shares of Series C Preferred Stock awarded to directors on March 12, 2025 for the period from March 12, 2025 up to and including April 14, 2025, to Series C Preferred Stockholders of record date April 14, 2025.

(b)	Sale of the M/V Salt Lake City

On January 21, 2025, the Company, through Marfort, entered into a Memorandum of Agreement with an unaffiliated third party for the sale of M/V Salt Lake City at an aggregate purchase price of $16,100, before commissions and other sale expenses. The vessel was delivered to its new owners on February 13, 2025. The sale is expected to result to an approximate $0.6 million loss to the Company.

(c)	Restricted stock award and cash bonus

On March 11, 2025, the Company amended and restated its 2021 Equity Incentive Plan so that the maximum aggregate number of shares Series C Preferred Stock that may be delivered pursuant to awards granted under the 2021 Equity Incentive Plan, as amended and restated, is 25,000.

On March 12, 2025, the Company’s Board of Directors further approved the award of 3,332 shares of restricted Series C Preferred Stock to the Company’s directors, pursuant to the Company’s amended and restated 2021 Equity Incentive Plan, as annual bonus. The cost of these awards will be recognized in income ratably over the restricted shares vesting period which will be two years. The Board of Directors also approved an aggregate performance cash bonus of $225 to Steamship, which has been accrued for as of December 31, 2024, in the accompanying consolidated financial statements.

(d)	Payment of equity installment for chemical tankers investment

On March 18, 2025, the Company paid its last installment due in connection with its chemical tankers’ investment (Note 4), amounting to $1,375.

(e)	Renewal of brokerage services agreement with Steamship

On March 12, 2025, the Brokerage Services Agreement between the Company and Steamship was terminated and replaced with a new agreement with retroactive effect from January 1, 2025, ending on December 31, 2025 (unless terminated earlier on the basis of any other provision contained therein) and is automatically renewed for further periods of one calendar year. The remaining agreement terms remained unaltered.